Exhibit 99.1

Alberton Acquisition Corporation Announces

Postponement of Annual Meeting of Shareholders to January 21, 2020

NEW YORK, Dec. 30, 2019 /PRNewswire/ -- Alberton Acquisition Corporation (NASDAQ: ALAC or the "Company") announced today that it is postponing its 2019 annual meeting of shareholders (the "Annual Meeting"), originally scheduled to be held on December 31, 2019, at Hunter Taubman Fischer & Li LLC, located at 1450 Broadway, 26th Floor, New York, New York, 10018. The Company decided to postpone the Annual Meeting after being notified that an inadvertent error by a service provider during the mailing process had resulted in a failure to timely deliver the proxy materials to beneficial unit holders before the scheduled meeting date. The Annual Meeting is rescheduled to be held on January 21, 2020 at 10:00 a.m. local time at the same location.

No changes have been made to the record date, the location of the meeting or the proposals to be brought before the Annual Meeting, which are presented in the Company's definitive proxy statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on November 18, 2019.

About ALAC

ALAC is a blank check company, also commonly referred to as a Special Purpose Acquisition Company, or SPAC, formed for the purpose of acquiring, engaging in a share exchange, share reconstruction and amalgamation, purchasing all or substantially all of the assets of, entering into contractual arrangements, or engaging in any other similar business combination with one or more businesses or entities. ALAC's efforts to identify a target business have not been limited to a particular industry or geographic region.

Additional Information and Where to Find It

The Company, its directors and certain of its executive officers are participants in the solicitation of proxies from the Company's shareholders in connection with the matters to be considered at Company's upcoming Annual Meeting. The Company filed with the U.S. Securities and Exchange Commission (the "SEC") on November 18, 2019 a definitive proxy statement and form of proxy card in connection with its solicitation of proxies from Company shareholders for the Annual Meeting. Company shareholders are strongly encouraged to read the definitive proxy statement (including any supplements or amendments thereto), the accompanying form of proxy card and any other relevant documents that the Company files with the SEC when they become available because they will contain important information. Detailed information regarding the identity of participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the proxy statement and other materials filed by the Company with the SEC. Shareholders are able to obtain the proxy statement, any supplements or amendments to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC's website at http://www.sec.gov. Copies can also be obtained at no charge by writing to Alberton Acquisition Corporation, Room 1001, 10/F, Capital Center, 151 Gloucester Road, Wanchai, Hong Kong, Attn: Guan Wang, by emailing kevinliu@albertoncorp.com, ben@albertoncorp.com, or by calling 8522117162.

Forward-Looking Statements

This press release includes "forward-looking statements" that involve risks and uncertainties that could cause actual results to differ materially from what is expected. Words such as "expects", "believes", "anticipates", "intends", "estimates", "seeks", "may", "might", "plan", "possible", "should" and variations and similar words and expressions are intended to identify such forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Such forward-looking statements relate to future events or future results, based on currently available information and reflect ALAC management's current beliefs. A number of factors could cause actual events or results to differ materially from the events and results discussed in the forward-looking statements. In addition, please refer to the Risk Factors section of ALAC's Form 10-K, its Quarterly Reports on Form 10-Q for additional information identifying important factors that could cause actual results to differ materially from those anticipated in the forward looking statements. Except as expressly required by applicable securities law, ALAC disclaims any intention or obligation to update or revise any forward looking statements whether as a result of new information, future events or otherwise.

Contacts

Alberton Acquisition Corporation.

Bin Wang

Tel. +1 (917) 202-8028

Email: ben@albertoncorp.com

SOURCE Alberton Acquisition Corporation.

Related Links

https://www.albertoncorp.com/